UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 27, 2016
QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

DE	000-49629	33-0933072
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25242 Arctic Ocean Drive, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)
(949) 399-4500
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement
On January 27, 2016, the Registrant’s wholly-owned subsidiary, Schneider Power Inc. (“SPI”) and its indirect wholly-owned subsidiary, Zephyr Farms Limited (“Zephyr”) entered into a Second Amendment to Master Amendment Agreement with Samsung Heavy Industries Co. Ltd. (“Samsung”) pursuant to which the parties agreed to defer until July 31, 2016 approximately $471,410 of interest owed by Zephyr to Samsung under the Master Amendment Agreement, as amended, that was originally scheduled to be paid on January 31, 2016.
A copy of the Second Amendment to Master Amendment Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference, and the description of the terms thereof is qualified in its entirety by reference to such exhibit.
Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description

10.1	Second Amendment to Master Amendment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

February 2, 2016	By:	/s/ Kenneth R. Lombardo
Kenneth R. Lombardo
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Master Amendment Agreement dated January 27, 2016